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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-08743
Invesco Van Kampen Senior Income Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/11

Item 1. Schedule of Investments.

Invesco Van Kampen Senior Income Trust
Quarterly Schedule of Portfolio Holdings
May 31, 2011
invesco.com/us               VK-CE-SINC-QTR-1  05/11          Invesco Advisers, Inc.

Schedule of Investments
May 31, 2011
(Unaudited)

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Variable Rate** Senior Loan Interests 138.9%
	Aerospace & Defense 3.9%
$1,938	Apptis, Inc. Term Loan	6.500%	12/20/12	$1,938,484
1,922	ARINC, Inc. Second Lien Term Loan	6.200	10/25/15	1,874,406
2,335	DynCorp International, LLC Term Loan B	6.250	07/05/16	2,353,698
5,711	IAP Worldwide Services, Inc. First Lien Term Loan (a)	8.250	12/30/12	5,715,981
1,785	IAP Worldwide Services, Inc. Second Lien Term Loan (a)	12.500	06/28/13	1,896,695
2,616	Primus International, Inc. Term Loan B	5.500	06/06/14	2,622,587
5,274	Sequa Corp. Term Loan	3.500	12/03/14	5,215,423
1,285	SI Organization, Inc. New Term Loan B	4.500	11/22/16	1,296,360
4,713	TASC, Inc. Term Loan B	4.500	12/18/15	4,737,154
987	Transdigm, Inc. Term Loan B	4.000	02/14/17	992,059
4,505	Vangent, Inc. Term Loan B	2.260	02/14/13	4,448,935
2,347	Wyle Services Corp. Term Loan B	5.750	03/27/17	2,356,616

				35,448,398

	Air Transport 0.8%
2,893	Delta Air Lines, Inc. New Term Loan B	5.500	04/20/17	2,867,766
4,495	Delta Air Lines, Inc. Term Loan B	4.250	03/07/16	4,417,424

				7,285,190

	Automotive 5.6%
16,144	Federal-Mogul Corp. Term Loan B	2.150	12/29/14	15,589,731
172	Federal-Mogul Corp. Term Loan C	2.140	12/28/15	165,921
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Automotive (continued)
$6,917	Ford Motor Co. Term Loan	2.950%	12/16/13	$6,928,676
1,497	Hertz Corp. (The) Letter of Credit	3.750	03/09/18	1,478,763
7,126	Hertz Corp. (The) Term Loan B	3.750	03/09/18	7,135,436
6,963	KAR Holdings, Inc. Term Loan B	5.000	05/19/17	7,018,314
4,272	Key Safety Systems, Inc. First Lien Term Loan	2.440	03/08/14	4,052,691
1,669	Metaldyne Co., LLC New Term Loan B	5.250	05/18/17	1,673,867
611	Performance Transportation Services, Inc. Letter of Credit (b)(c)(d)	3.250	01/26/12	147,674
420	Performance Transportation Services, Inc. Term Loan (b)(c)(d)	7.500	01/26/12	101,407
5,764	Pinafore, LLC Term Loan B	4.250	09/29/16	5,787,832

				50,080,312

	Beverage & Tobacco 1.6%
9,985	DS Waters of America, Inc. Term Loan B	2.441	10/27/12	9,735,729
4,950	DSW Holdings, Inc. Term Loan	4.191	03/02/12	4,739,625

				14,475,354

	Building & Development 5.0%
1,040	Axia Acquisition Corp. Second Lien Term Loan A (a)(i)	11.000	03/11/16	909,870
1,918	Axia Acquisition Corp. Second Lien Term Loan B (i)	5.000	03/12/16	1,582,195
1,733	Building Materials Holding Corp. Second Lien Term Loan (a)	8.000	01/05/15	1,555,764
8,718	Capital Automotive, LP New Term Loan B	5.000	03/10/17	8,719,403
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Building & Development (continued)
$1,021	CB Richard Ellis Services, Inc. New Term Loan B	3.454%	11/06/16	$1,024,004
1,506	CPG International, Inc. Term Loan B	6.000	02/18/17	1,513,758
3,759	Custom Building Products, Inc. Term Loan B	5.750	03/19/15	3,782,594
2,500	El Ad IDB Las Vegas, LLC Term Loan A1	2.956	08/09/12	1,375,000
4,714	Ginn LA CS Borrower, LLC First Lien Term A Credit Linked (c)	7.750	06/08/11	388,929
10,106	Ginn LA CS Borrower, LLC First Lien Term Loan (c)	6.196	06/08/11	833,721
6,000	Ginn LA CS Borrower, LLC Second Lien Term Loan (c)	10.196	06/08/12	30,000
2,200	Kyle Acquisition Group, LLC Term Loan B (c)(e)	5.750	07/20/09	242,000
3,000	Kyle Acquisition Group, LLC Term Loan C (c)	4.000	07/20/11	330,000
106	Lake At Las Vegas Joint Venture, LLC Exit Revolving Credit Agreement (a)(f)	9.300	12/31/12	104,746
1,207	NLV Holdings, LLC First Lien Term Loan (a)(c)(e)(k)	5.750	03/31/11	267,627
2,490	NLV Holdings, LLC Second Lien Term Loan (a)(c)(k)	5.250	05/09/12	18,796
1,393	Nortek, Inc. Term Loan	5.250	04/26/17	1,397,786
688	Realogy Corp. Extended Letter of Credit	4.644	10/10/16	642,195
13,407	Realogy Corp. Extended Term Loan	4.518	10/10/16	12,509,892
1,007	Realogy Corp. Letter of Credit	3.244	10/10/13	961,736
1,467	Realogy Corp. Term Loan	3.268	10/10/13	1,401,480
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Building & Development (continued)
$659	Re/Max International, Inc. Term Loan	5.500%	04/15/16	$662,330
1,908	South Edge, LLC Term Loan A (c)(e)	5.250	10/31/08	1,646,335
2,000	South Edge, LLC Term Loan C (c)(e)	5.500	10/31/09	1,725,710
2,400	Tamarack Resorts, LLC Credit Lined Note A (c)(e)	8.051	05/19/11	72,000
497	Tamarack Resorts, LLC Term Loan (c)(e)	20.250	07/02/09	447,833
3,546	Tamarack Resorts, LLC Term Loan B (c)(e)	7.500	05/19/11	106,380
1,085	WCI Communities, Inc. PIK Term Loan (a)	10.000	09/02/16	1,058,099

				45,310,183

	Business Equipment & Services 10.8%
8,707	Affinion Group, Inc. Term Loan B	5.000	10/10/16	8,724,660
9,257	Asurion Corp. First Lien Term Loan	5.500	05/24/18	9,192,331
5,048	Asurion Corp. Second Lien Term Loan	9.000	05/24/19	5,109,400
200	Bright Horizons Family Solutions, Inc. Revolving Credit Agreement (f)	5.500	05/28/14	199,230
2,387	Bright Horizons Family Solutions, Inc. Term Loan B	7.500	05/28/15	2,398,166
2,621	Brock Holdings III, Inc. Term Loan B	6.000	03/16/17	2,642,171
581	CCC Information Services, Inc. Term Loan B	5.500	11/11/15	584,734
1,396	Crawford & Co. Term Loan	5.000	10/30/13	1,398,685
2,155	Dealer Computer Services, Inc. Term Loan B	3.750	04/20/18	2,162,093
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Business Equipment & Services (continued)
$1,686	First Data Corp. Delayed Draw Term Loan	2.945%	09/24/14	$1,578,576
10,957	First Data Corp. Term Loan B1	2.945	09/24/14	10,278,084
11,073	First Data Corp. Term Loan B2	2.945	09/24/14	10,390,580
5,579	First Data Corp. Term Loan B3	2.945	09/24/14	5,229,755
3,781	Interactive Data Corp. Term Loan B	4.750	02/12/18	3,794,696
3,243	iPayment, Inc. Term Loan	5.750	05/08/17	3,266,099
2,025	Kronos, Inc. Initial Term Loan	2.057	06/11/14	2,000,629
1,540	Kronos, Inc. Second Lien Term Loan	6.057	06/11/15	1,508,966
3,897	Mitchell International, Inc. Second Lien Term Loan	5.563	03/30/15	3,607,686
8,038	NCO Financial Systems Term Loan B	8.000	05/15/13	8,013,516
4,575	Nielsen Finance, LLC Class C Term Loan	3.456	05/02/16	4,573,776
1,886	SMG Holdings, Inc. Term Loan B	3.330	07/27/14	1,837,933
488	SunGard Data Systems, Inc. Add on Term Loan	3.710	02/28/14	490,610
7,112	SunGard Data Systems, Inc. Term Loan B	3.873	02/26/16	7,142,685
1,281	Verint Systems, Inc. Term Loan B	4.500	10/27/17	1,287,430
354	Vertafore, Inc. Term Loan	5.250	07/29/16	356,361

				97,768,852

	Cable & Satellite Television 4.7%
1,339	Bresnan Broadband Holdings, LLC Term Loan B	4.500	12/14/17	1,347,833
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Cable & Satellite Television (continued)
$14,302	Charter Communications Operating, LLC Extended Term Loan	3.560%	09/06/16	$14,340,103
4,000	Charter Communications Operating, LLC Third Lien Term Loan	2.691	09/06/14	3,964,000
2,960	CSC Holdings, Inc. Incremental B-2 Term Loan	2.059	03/29/16	2,967,247
2,330	Knology, Inc. Term Loan B	4.000	08/18/17	2,336,996
3,820	MCC Iowa, LLC Term Loan D-2	1.920	01/31/15	3,710,489
1,485	MCC Iowa, LLC Term Loan F	4.500	10/23/17	1,489,378
2,298	Mediacom Illinois, LLC Term Loan C	1.920	01/31/15	2,202,495
2,097	Mediacom Illinois, LLC Term Loan D	5.500	03/31/17	2,112,741
1,571	Mediacom Illinois, LLC Term Loan E	4.500	10/23/17	1,573,325
3,236	Midcontinent Communications Term Loan B	4.000	12/31/16	3,254,335
1,346	NDS Finance Limited Term Loan B	4.000	03/12/18	1,349,414
1,856	UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.711	12/30/16	1,860,685

				42,509,041

	Chemicals & Plastics 4.5%
1,998	Armored AutoGroup Inc. Term Loan	6.000	11/04/16	2,006,275
2,400	Brenntag Holdings GmbH & Co. Second Lien Term Loan (Germany)	6.433	07/17/15	2,414,004
2,853	Cristal Inorganic Chemicals US, Inc. First Lien Term Loan	2.557	05/15/14	2,852,172
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Chemicals & Plastics (continued)
$338	Hexion Specialty Chemicals Inc. Extended Term Loan C1	4.000%	05/05/15	$335,011
233	Hexion Specialty Chemicals Inc. Extended Term Loan C2	4.063	05/05/15	230,825
299	Hexion Specialty Chemicals, Inc. Extended Term Loan C4	4.060	05/05/15	299,265
2,469	Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.063	05/05/15	2,469,273
2,147	Houghton International, Inc. Term Loan B	6.750	01/29/16	2,164,266
1,448	Huntsman International, LLC Extended Term Loan B	2.773	04/19/17	1,432,471
2,614	Huntsman International, LLC Term Loan C	2.463	06/30/16	2,581,074
6,548	MetoKote Corp. Term Loan Refinance	9.000	11/27/11	6,531,888
3,729	Nalco Co. Term Loan B1	4.500	10/05/17	3,765,186
1,879	Nusil Technology, LLC New Term Loan B	5.250	04/07/17	1,887,816
425	OMNOVA Solutions, Inc. Term Loan B	5.750	05/31/17	430,138
770	Potters Holdings II, LP First Lien Term Loan	6.000	05/05/17	775,266
3,120	PQ Corp. Term Loan B	3.510	07/30/14	3,054,982
928	Rockwood Specialties Group, Inc. Term Loan B	3.750	02/09/18	935,992
6,845	Univar, Inc. Term Loan B	5.000	06/30/17	6,856,264

				41,022,168

	Clothing/Textiles 0.9%
4,850	Levi Strauss & Co. Term Loan	2.442	03/27/14	4,769,175
1,444	Phillips-Van Heusen Corp. Term Loan B	3.500	05/06/16	1,463,010
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Clothing/Textiles (continued)
$2,429	Varsity Brands, Inc. Term Loan B	2.770%	02/22/14	$2,271,324

				8,503,509

	Conglomerates 1.0%
4,662	Goodman Global Holdings, Inc. First Lien Term Loan	5.750	10/28/16	4,702,873
568	Goodman Global Holdings, Inc. Second Lien Term Loan	9.000	10/30/17	587,062
167	RGIS Holdings, LLC Delayed Draw Term Loan	2.805	04/30/14	164,734
3,349	RGIS Holdings, LLC Term Loan B	2.807	04/30/14	3,294,681

				8,749,350

	Containers & Glass Products 4.9%
3,372	Anchor Glass Container Corp. First Lien Term Loan	6.000	03/02/16	3,402,764
1,425	Anchor Glass Container Corp. Second Lien Term Loan	10.000	09/02/16	1,460,924
3,389	Berlin Packaging, LLC Term Loan	3.260	08/17/14	3,323,036
3,778	Berry Plastics Group, Inc. Term Loan C	2.260	04/03/15	3,639,500
2,101	BWAY Corp. Term Loan B	4.500	02/23/18	2,109,200
187	BWAY Corp. Term Loan C	4.500	02/23/18	187,262
6,732	Graham Packaging Co., L.P. Term Loan C	6.750	04/05/14	6,765,874
2,907	Graham Packaging Co., L.P. Term Loan D	6.000	09/23/16	2,922,363
213	Kranson Industries, Inc. Revolving Credit Agreement (f)	4.500	07/31/13	206,169
5,923	Kranson Industries, Inc. Term Loan B	2.460	07/31/13	5,767,524
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Containers & Glass Products (continued)
$2,022	Pertus Sechszehnte GmbH Term Loan B2 (Germany)	2.568%	06/12/15	$1,922,627
2,022	Pertus Sechszehnte GmbH Term Loan C2 (Germany)	2.818	06/13/16	1,932,740
770	Ranpak Corp. Term Loan	4.750	04/20/17	775,285
9,380	Reynolds Group Holdings Inc. Term Loan E	4.250	02/09/18	9,397,213
825	Tegrant Corp. Second Lien Term Loan	5.810	03/08/15	746,625

				44,559,106

	Cosmetics/Toiletries 1.9%
682	Bausch And Lomb, Inc. Delayed Draw Term Loan	3.441	04/24/15	681,884
2,806	Bausch And Lomb, Inc. Term Loan	3.531	04/24/15	2,804,846
4,171	Huish Detergents, Inc. Term Loan B	2.200	04/26/14	4,029,764
393	KIK Custom Products, Inc. Canadian Term Loan	2.530	06/02/14	347,743
2,290	KIK Custom Products, Inc. First Lien Term Loan	2.530	06/02/14	2,028,501
4,000	KIK Custom Products, Inc. Second Lien Term Loan	5.273	11/30/14	2,997,140
1,662	Marietta Intermediate Holding Corp. Term Loan B (a)	8.000	02/19/15	1,512,171
1,806	Prestige Brands, Inc. Term Loan B	4.750	03/24/16	1,818,547
1,298	Revlon Consumer Products Corp. New Term Loan B	4.750	11/17/17	1,302,789

				17,523,385

	Drugs 2.0%
6,292	Grifols, Inc. Term Loan B	6.000	11/23/16	6,357,383
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Drugs (continued)
$2,374	Nyco Holdings 2 Aps Term Loan B2 (Denmark)	3.941%	12/29/14	$2,367,376
2,373	Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.691	12/29/15	2,378,735
89	Nyco Holdings 3 Aps Facility A1 (Denmark)	3.191	12/29/13	88,954
460	Nyco Holdings 3 Aps Facility A2 (Denmark)	3.191	12/29/13	459,071
14	Nyco Holdings 3 Aps Facility A3 (Denmark)	3.191	12/29/13	14,324
9	Nyco Holdings 3 Aps Facility A4 (Denmark)	3.191	12/29/13	9,125
65	Nyco Holdings 3 Aps Facility A5 (Denmark)	3.191	12/29/13	64,518
2,923	Warner Chilcott Co., LLC New Term Loan B1	4.250	03/15/18	2,933,767
1,462	Warner Chilcott Co., LLC New Term Loan B2	4.250	03/15/18	1,466,883
2,010	Warner Chilcott Co., LLC New Term Loan B3	4.250	03/15/18	2,016,965

				18,157,101

	Ecological Services & Equipment 1.6%
1,573	Environmental Systems Products Holdings, Inc. Second Lien Term Loan	13.500	09/12/14	1,573,373
1,284	Sensus USA, Inc. First Lien Term Loan	4.750	05/09/17	1,292,142
688	Sensus USA, Inc. Second Lien Term Loan	8.500	05/09/18	701,084
559	ServiceMaster Co. Delayed Draw Term Loan	2.700	07/24/14	546,230
2,698	ServiceMaster Co. Letter of Credit	2.782	07/24/14	2,638,622
5,609	ServiceMaster Co. Term Loan	2.740	07/24/14	5,485,057
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Ecological Services & Equipment (continued)
$1,100	Synagro Technologies, Inc. Second Lien Term Loan	4.950%	10/02/14	$1,013,375
911	Synagro Technologies, Inc. Term Loan B	2.200	04/02/14	865,056

				14,114,939

	Electronics/Electrical 4.6%
3,575	Aeroflex, Inc. Term Loan B-1	4.250	05/09/18	3,583,735
1,146	Bentley Systems, Inc. Term Loan B	5.750	12/29/16	1,152,070
6,754	CDW, Corp. Extended Term Loan B	4.500	07/14/17	6,743,456
2,339	CommScope, Inc. Term Loan B	5.000	01/14/18	2,356,137
1,198	Datatel, Inc. Extended First Lien Term Loan	5.000	02/20/17	1,203,005
7,199	Freescale Semiconductor, Inc. Extended Term Loan B	4.461	12/01/16	7,181,963
2,143	Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	5.950	07/28/15	2,098,690
4,108	Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	5.950	07/28/15	4,022,489
701	Matinvest 2 SAS Term Loan B2 (France)	3.464	06/23/14	694,711
701	Matinvest 2 SAS Term Loan C2 (France)	4.214	06/22/15	697,990
1,168	Microsemi Corp. Term Loan B	4.000	11/02/17	1,174,210
6,176	Open Solutions, Inc. Term Loan B	2.395	01/23/14	5,438,491
232	Proquest CSA, LLC Term Loan	3.800	02/09/14	232,408
1,134	Sensata Technologies Finance Co., LLC New Term Loan	4.000	05/11/18	1,137,728
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Electronics/Electrical (continued)
$3,909	Spectrum Brands, Inc. Term Loan B	5.000%	06/17/16	$3,948,711

				41,665,794

	Farming/Agriculture 0.6%
3,481	WM. Bolthouse Farms, Inc. New First Lien Term Loan	5.500	02/11/16	3,508,036
1,773	WM. Bolthouse Farms, Inc. New Second Lien Term Loan	9.500	08/11/16	1,800,054

				5,308,090

	Financial Intermediaries 4.9%
5,400	Fidelity National Information Solutions, Inc. Term Loan B	5.250	07/18/16	5,433,914
3,242	Fifth Third Processing Solutions, LLC Term Loan B1	4.500	11/03/16	3,250,616
4,317	Grosvenor Capital Management Holdings, LLP Extended Term Loan C	4.250	12/05/16	4,317,289
4,998	LPL Holdings, Inc. Extended Term Loan	4.250	06/25/15	5,038,726
622	LPL Holdings, Inc. Term Loan D	2.020	06/28/13	625,618
1,526	MoneyGram International, Inc. Term Loan B	4.500	11/17/17	1,534,569
7,758	Nuveen Investments, Inc. Extended Term Loan	5.790	05/12/17	7,806,249
6,212	Nuveen Investments, Inc. Term Loan	3.292	11/13/14	6,136,773
74	RJO Holdings Corp. FCM Term Loan	6.210	12/10/15	67,021
3,472	RJO Holdings Corp. HoldCo Term Loan B	6.210	12/10/15	2,738,437
1,830	Trans Union, LLC Term Loan B	4.750	02/12/18	1,841,124
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Financial Intermediaries (continued)
$2,654	Transfirst Holdings, Inc. Second Lien Term Loan (a)	6.310%	06/15/15	$2,514,973
2,872	Transfirst Holdings, Inc. Term Loan B	3.060	06/15/14	2,808,817

				44,114,126

	Food Products 4.5%
1,335	Acosta, Inc. Term Loan B	4.750	03/01/18	1,339,517
893	Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250	06/18/18	912,111
2,661	Advantage Sales & Marketing, Inc. Term Loan B	5.250	12/18/17	2,675,319
1,923	Dean Foods Co. Extended Term Loan B1	3.560	04/02/16	1,902,732
1,629	Dean Foods Co. Extended Term Loan B2	3.720	04/02/17	1,609,538
8,133	Del Monte Foods Co. New Term Loan	4.500	03/08/18	8,142,824
1,856	Dole Food Co. Inc. Term Loan B	5.050	03/02/17	1,868,832
4,610	Dole Food Co. Inc. Term Loan C	5.090	03/02/17	4,641,710
2,637	Farley’s & Sathers Candy Co., Inc. Term Loan	6.500	03/30/18	2,656,620
7,015	Pierre Foods, Inc. First Lien Term Loan	7.000	09/30/16	7,111,789
587	Pierre Foods, Inc. Second Lien Term Loan	11.250	09/29/17	604,081
5,694	Pinnacle Foods Holdings Corp. Term Loan B	2.711	04/02/14	5,661,426
1,258	Pinnacle Foods Holdings Corp. Term Loan D	6.000	04/02/14	1,274,344

				40,400,843

	Food Service 2.0%
6,078	Burger King Corp. Term Loan B	4.500	10/19/16	6,073,205
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Food Service (continued)
$1,971	Center Cut Hospitality, Inc. Term Loan	9.250%	07/06/14	$1,959,884
212	Darling International Inc. Term Loan	5.000	12/16/16	214,376
3,439	Dunkin’ Brands, Inc. Term Loan B	4.250	11/23/17	3,449,277
3,451	NPC International, Inc. Term Loan B	1.960	05/03/13	3,433,928
213	OSI Restaurant Principaltners, LLC Revolving Credit Agreement	3.540	06/14/13	207,640
2,199	OSI Restaurant Principaltners, LLC Term Loan B	2.500	06/14/14	2,142,274
16	Sbarro, Inc. Delayed Draw Term Loan (f)	4.750	10/05/11	16,510
36	Sbarro, Inc. DIP Term Loan	8.750	10/05/11	36,321
8	Sbarro, Inc. Second Lien Term Loan	8.750	10/05/11	7,704
733	Wendy’s/Arby’s Restaurants, LLC Term Loan B	5.000	05/24/17	736,851

				18,277,970

	Food/Drug Retailers 3.9%
5,259	General Nutrition Centers, Inc. Term Loan B	4.250	03/02/18	5,273,250
3,822	NBTY, Inc. Term Loan B	4.250	10/02/17	3,826,163
130	Pantry, Inc. (The) Delayed Draw Term Loan B	1.950	05/15/14	128,598
450	Pantry, Inc. (The) Term Loan B	1.950	05/15/14	446,612
5,780	Rite Aid Corp. Term Loan 5	4.500	02/28/18	5,726,499
5,989	Rite Aid Corp. Term Loan B	1.950	06/04/14	5,762,638
7,085	Roundy’s Supermarkets, Inc. Extended Term Loan	7.000	11/03/13	7,109,776
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Food/Drug Retailers (continued)
$7,068	Supervalu, Inc. Term Loan B3	4.500%	04/28/18	$7,004,632

				35,278,168

	Forest Products 1.1%
2,400	Ainsworth Lumber Co, Ltd. Term Loan	5.250	06/26/14	2,400,996
4,323	Cenveo Corp. Term Loan B	6.250	12/21/16	4,362,147
450	Verso Paper Holding, LLC Term Loan (a)	6.650	02/01/13	431,903
212	White Birch Paper Co. DIP Delayed Draw Term Loan (Canada) (f)	6.720	09/30/11	210,773
1,296	White Birch Paper Co. DIP Term Loan B (Canada)	12.000	09/30/11	1,288,875
903	Xerium Technologies, Inc. New Term Loan B	5.500	05/22/17	909,998

				9,604,692

	Health Care 12.3%
4,756	Alere, Inc. First Lien Term Loan	2.200	06/26/14	4,708,462
6,114	Biomet Inc. Term Loan B	3.280	03/25/15	6,095,187
7,643	Carestream Health, Inc. Term Loan B	5.000	02/25/17	7,286,927
501	Community Health Systems, Inc. Delayed Draw Term Loan	2.500	07/25/14	485,119
7,380	Community Health Systems, Inc. Extended Term Loan B	3.750	01/25/17	7,217,674
10,055	Community Health Systems, Inc. Term Loan	2.500	07/25/14	9,735,984
764	DaVita, Inc. New Term Loan B	4.500	10/20/16	771,051
898	DJO Finance, LLC New Term Loan B	3.191	05/20/14	894,973
4,494	Drumm Investors, LLC Term Loan	5.000	05/04/18	4,432,048
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Health Care (continued)
$5,109	DSI Renal, Inc. Term Loan (a)	8.500%	03/31/13	$5,188,934
424	Genoa Healthcare Group, LLC Term Loan B	5.500	08/10/12	413,885
3,535	Gentiva Health Services, Inc. New Term Loan B	4.750	08/17/16	3,549,215
613	Harlan Labratories, Inc. Term Loan B	3.730	07/11/14	570,487
4,972	HCA, Inc. Extended Term Loan B2	3.557	03/31/17	6,855,925
8,809	HCA, Inc. Extended Term Loan B3	3.557	05/01/18	6,841,624
3,696	HCR Healthcare, LLC New Term Loan	5.000	04/06/18	3,657,802
6,250	Health Management Associates, Inc. Term Loan B	2.057	02/28/14	6,117,406
7,244	IMS Health, Inc. New Term Loan B	4.500	08/25/17	7,280,182
4,076	Rehabcare Group, Inc. Term Loan B	6.250	11/24/15	4,085,396
1,168	Rural/Metro Operating Co., LLC Term Loan B	6.000	11/24/16	1,181,512
1,395	Select Medical Corp. Term Loan B	2.170	02/24/12	1,391,937
2,445	Skilled Healthcare Group, Inc. Term Loan B	5.250	04/08/16	2,446,330
2,291	Sun Healthcare Group Inc. Term Loan B	7.500	10/15/16	2,282,895
1,926	Surgery Center Holdings, Inc. Term Loan B	6.500	02/06/17	1,948,249
10,081	Surgical Care Affiliates, Inc. Term Loan	2.307	12/29/14	9,860,073
1,851	TriZetto Group, Inc. Term Loan B	4.750	05/02/18	1,853,446
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Health Care (continued)
$174	United Surgical Partners, International, Inc. Delayed Draw Term Loan	2.220%	04/21/14	$171,336
3,248	United Surgical Partners, International, Inc. Term Loan B	2.250	04/19/14	3,199,007
928	Universal Health Services, Inc. New Term Loan B	4.000	11/15/16	932,874

				111,455,940

	Home Furnishings 1.0%
915	Brown Jordan International, Inc. Term Loan	6.200	04/30/12	896,560
182	Hunter Fan Co. Revolving Credit Agreement (f)	2.250	04/16/13	164,062
1,000	Hunter Fan Co. Second Lien Term Loan	6.960	10/16/14	871,665
953	Hunter Fan Co. Term Loan	2.700	04/16/14	917,592
2,544	Mattress Holdings Corp. Term Loan B	2.560	01/18/14	2,436,118
3,423	National Bedding Co., LLC Second Lien Term Loan	5.313	02/28/14	3,367,760

				8,653,757

	Industrial Equipment 1.6%
2,722	Bucyrus International, Inc. Term Loan	4.250	02/19/16	2,727,391
1,095	JMC Steel Group, Inc. Term Loan	4.750	04/03/17	1,107,691
1,288	Manitowoc Co., Inc. Term Loan B	4.250	11/13/17	1,295,768
2,704	Mold-Masters Luxembourg Holdings, S.A. Term Loan	3.813	10/10/14	2,651,247
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Industrial Equipment (continued)
$511	MW Industries, Inc. Acquisition Term Loan	7.250%	11/01/13	$419,222
3,987	MW Industries, Inc. Term Loan	7.250	11/01/13	3,272,564
3,020	Polypore, Inc. Incremental Term Loan	2.200	07/03/14	2,994,014

				14,467,897

	Insurance 2.4%
2,688	Alliant Holdings I, Inc. Term Loan B	3.307	08/21/14	2,662,277
1,024	Alliant Holdings I, Inc. Term Loan D	6.750	08/21/14	1,030,550
6,780	AmWins Group, Inc. First Lien Term Loan	2.780	06/08/13	6,711,227
825	HMSC Corp. Second Lien Term Loan	5.692	10/03/14	619,781
2,675	Sedgwick CMS Holdings, Inc. New Term Loan	5.000	12/30/16	2,680,206
2,800	Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000	05/26/17	2,821,000
4,940	USI Holdings Corp. Term Loan	2.700	05/05/14	4,856,333

				21,381,374

	Leisure Goods/Activities/Movies 3.7%
2,444	24 Hour Fitness Worldwide, Inc. Term Loan	6.750	04/22/16	2,441,655
1,350	Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.960	06/30/14	1,320,678
4,117	Alpha Topco, Ltd. Term Loan B1 (United Kingdom)	2.707	12/31/13	4,031,291
2,781	Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.707	12/31/13	2,723,022
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Leisure Goods/Activities/Movies (continued)
$908	Bombardier Recreational Products, Inc. Term Loan (Canada)	2.790%	06/28/13	$898,001
2,160	Cedar Fair, L.P. Term Loan B	4.000	12/15/17	2,173,378
2,055	Fender Musical Instruments Corp. Delayed Draw Term Loan	2.450	06/09/14	1,996,138
4,067	Fender Musical Instruments Corp. Term Loan B	2.450	06/09/14	3,951,167
313	Hicks Sporting Group, LLC Term Loan (f)	14.005	06/30/11	315,870
2,907	Live Nation Entertainment, Inc. Term Loan B	4.500	11/07/16	2,919,722
1,842	Playcore Holdings, Inc. Term Loan B	4.750	02/21/14	1,796,108
1,420	Regal Cinemas, Inc. Term Loan B	3.557	08/23/17	1,419,523
7,249	Sabre Holdings Corp. Term Loan B	2.210	09/30/14	6,532,433
668	SRAM, LLC Term Loan B	5.030	04/30/15	669,421
361	Universal City Development Partners, Ltd. New Term Loan B	5.500	11/06/14	364,320

				33,552,727

	Lodging & Casinos 9.0%
854	Ameristar Casinos, Inc. Term Loan B	4.000	04/13/18	857,860
4,244	Boyd Gaming Corp. Extended Revolving Credit Agreement	1.816	12/17/15	3,887,553
5,500	Boyd Gaming Corp. Revolving Credit Agreement	1.625	05/24/12	5,362,500
2,625	Boyd Gaming Corp. Term Loan	3.691	12/17/15	2,075,424
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Lodging & Casinos (continued)
$2,266	Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.443%	05/20/13	$2,243,631
748	Cannery Casino Resorts, LLC Revolving Credit Agreement (f)	3.310	05/18/12	734,122
500	Cannery Casino Resorts, LLC Second Lien Term Loan	4.443	05/16/14	474,375
2,740	Cannery Casino Resorts, LLC Term Loan B	4.443	05/17/13	2,713,054
5,254	CCM Merger Corp. New Term Loan B	7.000	03/01/17	5,345,281
319	Chester Downs And Marina, LLC Incremental Term Loan	12.375	07/29/16	326,427
1,983	Golden Nugget, Inc. New Delayed Draw Term Loan (a)	3.200	06/30/14	1,750,474
3,484	Golden Nugget, Inc. Term Loan B (a)	3.200	06/30/14	3,075,138
494	Harrah’s Operating Co., Inc. Incremental Term Loan B4	9.500	10/31/16	525,098
15,728	Harrah’s Operating Co., Inc. Term Loan B1	3.274	01/28/15	14,625,186
5,356	Harrah’s Operating Co., Inc. Term Loan B2	3.250	01/28/15	4,980,902
8,640	Harrah’s Operating Co., Inc. Term Loan B3	3.270	01/28/15	8,034,388
4,072	Isle of Capri Casinos, Inc. New Term Loan B	4.750	03/24/17	4,093,466
869	Las Vegas Sands, LLC/Venetian Casino Delayed Draw Term Loan	2.000	05/23/14	855,626
155	Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan	3.000	11/23/16	152,264
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Lodging & Casinos (continued)
$1,090	Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan 2	3.000%	11/23/15	$1,073,464
2,856	Las Vegas Sands, LLC/Venetian Casino Extended Term Loan B	3.000	11/23/16	2,812,272
2,025	Las Vegas Sands, LLC/Venetian Casion Term Loan B	2.000	05/23/14	1,994,699
1,056	Magnolia Hill, LLC Delayed Draw Term Loan	3.450	10/30/13	944,800
3,005	Magnolia Hill, LLC Term Loan	3.450	10/30/13	2,689,047
3,750	Twin River Worldwide Holdings, Inc. Term Loan	8.500	11/05/15	3,768,736
172	Venetian Macau, Ltd. Delayed Draw Term Loan B	4.700	05/25/12	172,705
3,347	Venetian Macau, Ltd. New Project Term Loan	4.700	05/27/13	3,351,133
2,260	Venetian Macau, Ltd. Term Loan B	4.700	05/27/13	2,262,749

				81,182,374

	Nonferrous Metals/Minerals 0.8%
4,842	Novelis, Inc. New Term Loan B	4.000	03/10/17	4,866,821
2,254	Walter Energy, Inc. Term Loan B	4.000	04/02/18	2,262,875

				7,129,696

	Oil & Gas 2.7%
905	Big West Oil, LLC New Term Loan	7.000	03/31/16	916,321
4,301	CCS, Inc. Term Loan B	3.242	11/14/14	4,132,159
1,275	Citgo Petroleum Corp. Term Loan B	8.000	06/24/15	1,304,491
3,949	Dynegy Holdings, Inc. Synthetic Letter of Credit	4.030	04/02/13	3,917,697
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Oil & Gas (continued)
$250	Dynegy Holdings, Inc. Term Loan B	4.030%	04/02/13	$247,781
3,678	Obsidian Natural Gas Trust Term Loan (United Kingdom)	7.000	11/02/15	3,751,886
2,800	RAM Energy Resources, Inc. Second Lien Term Loan	11.000	09/13/16	2,827,681
4,469	Western Refining, Inc. New Term Loan B	7.500	03/15/17	4,570,397
2,638	Willbros United States Holdings, Inc. Term Loan B	9.500	06/30/14	2,658,895

				24,327,308

	Publishing 6.5%
982	Cengage Learning Acquisitions, Inc. Incremental Term Loan	7.500	07/03/14	986,704
11,672	Cengage Learning Acquisitions, Inc. Term Loan	2.440	07/03/14	10,907,634
3,967	Cygnus Business Media, Inc. Term Loan (a)(i)	9.750	06/30/13	2,479,348
3,489	Endurance Business Media, Inc. First Lien Term Loan (i)	6.500	12/15/14	1,308,558
4,430	F&W Media, Inc. Term Loan	7.750	06/09/14	4,053,411
591	Gatehouse Media, Inc. Delayed Draw Term Loan	2.200	08/28/14	224,722
920	Gatehouse Media, Inc. Term Loan B	2.200	08/28/14	350,259
7,793	Getty Images, Inc. New Term Loan	5.250	11/07/16	7,856,388
4,116	Harland Clarke Holdings Corp. Term Loan B	2.770	06/30/14	3,819,558
467	Knowledgepoint360 Group, LLC First Lien Term Loan	3.520	04/14/14	441,652
1,000	Knowledgepoint360 Group, LLC Second Lien Term Loan	7.261	04/13/15	850,000
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Publishing (continued)
$1,769	MC Communications, LLC Term Loan (a)	6.750%	12/31/12	$344,869
2,185	Medianews Group New Term Loan	8.500	03/19/14	2,191,992
3,373	Merrill Communications, LLC Second Lien Term Loan (a)	13.760	11/15/13	3,368,025
5,084	Network Communications, Inc. Term Loan	5.500	11/29/13	3,533,039
19,779	Tribune Co. Term Loan B (c)(d)	5.250	06/04/14	13,511,609
1,544	Yell Group PLC New Term Loan A3 (United Kingdom)	3.691	04/30/14	661,037
4,826	Yell Group PLC New Term Loan B1 (United Kingdom)	3.941	07/31/14	2,013,766

				58,902,571

	Radio & Television 8.1%
824	Barrington Broadcasting Group LLC Term Loan	4.499	08/12/13	800,325
1,091	Citadel Broadcasting Corp. New Term Loan B	4.250	12/30/16	1,092,845
18,324	Clear Channel Communications, Inc. Term Loan B	3.841	01/28/16	16,102,651
6,799	CMP KC, LLC Term Loan (c)	6.250	06/03/11	1,019,814
9,639	CMP Susquehanna Corp. Term Loan	2.250	05/05/13	9,518,785
2,547	FoxCo Acquisition Sub, LLC Term Loan B	4.750	07/14/15	2,557,671
2,247	Harron Communications, L.P. Term Loan B	5.250	10/06/17	2,260,294
944	High Plains Broadcasting Operating Co., LLC Term Loan	9.000	09/14/16	948,969
5,806	Intelsat Jackson Holdings S.A. New Term Loan	5.250	04/02/18	5,852,331
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Radio & Television (continued)
$2,475	Multicultural Radio Broadcasting, Inc. Second Lien Term Loan	5.943%	06/18/13	$2,004,750
1,750	Multicultural Radio Broadcasting, Inc. Term Loan	2.940	12/18/12	1,605,261
3,446	Newport Television, LLC Term Loan B	9.000	09/14/16	3,462,937
20,691	Univision Communications, Inc. Extended Term Loan	4.441	03/31/17	20,028,775
6,034	Weather Channel (The), LLC New Term Loan B	4.250	02/13/17	6,077,467

				73,332,875

	Retailers (except food & drug) 3.8%
5,620	Amscan Holdings, Inc. Term Loan B	6.750	12/04/17	5,655,513
2,650	Claire’s Stores, Inc. Term Loan B	3.057	05/29/14	2,445,870
1,014	Dollar General Corp. Term Loan B1	2.970	07/07/14	1,013,675
248	Educate, Inc. Second Lien Term Loan	8.500	06/16/14	241,401
935	FTD Group, Inc. Term Loan B	6.750	08/26/14	936,148
3,699	Guitar Center, Inc. Extended Term Loan	5.560	04/10/17	3,524,371
1,573	Gymboree Corp. New Term Loan	5.000	02/23/18	1,545,128
3,909	J Crew Group Corp. New Term Loan B	4.750	03/07/18	3,840,755
1,340	Michaels Stores, Inc. Term Loan B2	4.813	07/31/16	1,346,064
4,773	Neiman Marcus Group, Inc. New Term Loan	4.750	05/16/18	4,744,274
4,414	Petco Animal Supplies, Inc. New Term Loan	4.500	11/24/17	4,415,118
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Retailers (except food & drug) (continued)
$527	Pilot Travel Centers LLC New Term Loan B	4.250%	03/30/18	$530,894
3,553	Savers, Inc. Term Loan B	4.250	03/03/17	3,584,477

				33,823,688

	Surface Transport 1.0%
1,959	Avis Budget Car Rental, LLC New Term Loan	5.750	04/19/14	1,968,539
956	Cardinal Logistics Management, Inc. First Lien Term Loan (a)	12.500	09/23/13	821,857
890	JHCI Acquisition, Inc. First Lien Term Loan	2.700	06/19/14	842,493
2,942	Kenan Advantage Group, Inc. New Term Loan	5.500	06/10/16	2,968,159
2,783	Swift Transportation Co. Inc. Term Loan B	6.000	12/21/16	2,809,268

				9,410,316

	Telecommunications 6.7%
4,590	Avaya, Inc. Extended Term Loan B3	4.755	10/26/17	4,484,822
2,253	Avaya, Inc. Term Loan	3.005	10/24/14	2,182,003
12,879	Fairpoint Communications, Inc. New Term Loan B	6.500	01/22/16	11,964,551
4,563	Global Tel*Link Corp. New Term Loan B	5.000	11/10/16	4,565,659
1,417	Level 3 Communications, Inc. Add on Term Loan	11.500	03/13/14	1,513,468
5,850	Level 3 Communications, Inc. Term Loan A	2.533	03/13/14	5,723,055
667	MetroPCS Wireless, Inc. Extended Term Loan	4.071	11/04/16	668,189
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Telecommunications (continued)
$11,796	MetroPCS Wireless, Inc. New Term Loan B	4.000%	03/16/18	$11,793,192
7,117	NTELOS Inc. New Term Loan B	4.000	08/07/15	7,145,884
810	Orius Corp. Term Loan A (b)(c)(d)(e)	6.750	01/23/09	0
600	Orius Corp. Term Loan B1 (b)(c)(d)(e)	7.250	01/23/10	0
2,918	Syniverse Technologies, Inc. Term Loan B	5.250	12/21/17	2,944,242
1,160	TowerCo Finance, LLC Term Loan B	5.250	02/02/17	1,168,769
2,833	West Corp. Term Loan B5	4.610	07/15/16	2,846,536
3,484	Yankee Cable Acquisition, LLC Term Loan B1	6.500	08/26/16	3,499,006

				60,499,376

	Utilities 8.5%
4,792	BRSP, LLC Term Loan B	7.500	06/04/14	4,834,149
10,216	Calpine Corp. New Term Loan	4.500	04/02/18	10,257,657
5,500	FirstLight Power Resources, Inc. Second Lien Term Loan	4.813	05/01/14	5,252,500
4,265	FirstLight Power Resources, Inc. Term Loan B	2.813	11/01/13	4,232,902
388	Great Point Power, Inc. Term Loan B1	3.780	03/10/17	391,693
2,567	Longview Power, LLC Delayed Draw Term Loan	2.563	02/28/14	2,435,125
733	Longview Power, LLC Synthetic Letter of Credit	2.413	02/28/14	695,750
2,200	Longview Power, LLC Term Loan B	2.563	02/28/14	2,087,250
187	Mach Gen, LLC Letter of Credit	2.307	02/22/13	174,767
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Principal
Amount			Stated
(000)	Description	Coupon	Maturity*	Value

	Utilities (continued)
$8,200	NRG Energy, Inc. Extended Letter of Credit	3.557%	08/31/15	$8,201,096
533	NRG Energy, Inc. Extended Term Loan B	3.470	08/31/15	532,606
3,054	Primary Energy Operations, LLC New Term Loan	6.500	10/23/14	3,038,120
6,132	Star West Generation, LLC Term Loan B	6.000	05/14/18	6,109,086
2,534	Texas Competitive Electric Holdings Co., LLC Extended Term Loan	4.740	10/10/17	2,011,525
25,523	Texas Competitive Electric Holdings Co., LLC Non-Extended Term Loan	3.706	10/10/14	21,777,911
4,700	TPF Generation Holdings, LLC Second Lien Term Loan C	4.557	12/15/14	4,629,500

				76,661,637

	Total Variable Rate** Senior Loan Interests 138.9%			1,254,938,107

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Notes 4.8%
	Air Transport 0.1%
$1,110	Continental Airlines, Inc. (g)	6.750%	09/15/15	$1,134,975

	Building & Development 0.1%
593	Realogy Corp. (g)	7.875	02/15/19	598,930

	Chemicals & Plastics 0.5%
3,149	Lyondell Chemical Co.	11.000	05/01/18	3,556,837
1,131	Wellman, Inc. (a)	5.000	01/29/19	961,369

				4,518,206

	Containers & Glass Products 0.5%
4,900	Berry Plastics Group, Inc. (h)	5.028	02/15/15	4,887,750

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ecological Services & Equipment 0.1%
$560	Environmental Systems Products Holdings, Inc. (a)	18.000%	03/31/15	$560,083

	Forest Products 0.2%
1,500	Verso Paper Holdings, LLC (h)	4.023	08/01/14	1,451,250

	Health Care 0.7%
6,167	Apria Healthcare Group, Inc. (g)	11.250	11/01/14	6,559,792

	Home Furnishings 0.1%
677	Targus Group International Inc. (a)	10.000	12/15/15	676,823

	Structured Products 0.9%
1,851	Ares CLO Funds (h)	3.290	10/11/21	1,540,957
268	Atrium CDO Corp.	9.176	06/08/19	255,940
1,431	Columbus Nova CLO Ltd. (h)	3.914	05/16/19	1,101,870
755	Flagship CLO V (Cayman Islands)(h)	5.000	06/10/21	626,934
1,389	ING Investment Management CLO Ltd. (h)	3.776	12/13/20	1,083,420
1,829	Sierra CLO Ltd. (h)	3.774	01/22/21	1,435,765
2,210	Silverado CLO Ltd. (h)	4.026	10/16/20	1,823,250

				7,868,136

	Utilities 1.6%
5,468	Calpine Corp. (g)	7.500	02/15/21	5,714,059
4,636	Calpine Corp. (g)	7.875	01/15/23	4,855,690
3,736	NRG Energy, Inc.	7.625	05/15/19	3,271,560
850	Texas Competitive Electric Holdings Co., LLC	11.500	10/01/20	864,875

				14,706,184

	Total Notes 4.8%			42,962,129

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Shares	Description	Value

	Common Stocks 1.8%
	Building & Development 0.5%
595	Axia Acquisition Corp. (g)(i)(j)	$1,488,675
923,526	Building Materials Holding Corp. (g)(j)	1,191,348
373,586	Contech Construction Products, Inc. (j)	0
780	Lake At Las Vegas Joint Venture, LLC, Class A (j)	315,959
9	Lake At Las Vegas Joint Venture, LLC, Class B (j)	3,749
343,321	Newhall Holding Co., LLC (j)	523,565
6,756	WCI Communities, Inc. (j)	675,600

		4,198,896

	Business Equipment & Services 0.0%
7	Comdisco Holdings Co., Inc. (j)	42

	Chemicals & Plastics 0.3%
52,283	Lyondell Chemical Co., Class A (g)(j)	2,334,328
1,892	Wellman, Inc. (j)	0

		2,334,328

	Conglomerates 0.1%
4,207	Euramax International, Inc., Class A (g)(j)	1,325,237

	Cosmetics/Toiletries 0.2%
2,023,400	Marietta Intermediate Holding Corp. (Acquired 04/22/10, Cost $48,742) (j)	1,598,486

	Ecological Services & Equipment 0.1%
9,333	Environmental Systems Products Holdings, Inc. (Acquired 09/27/07, Cost $0) (j)	1,026,630

	Financial Intermediaries 0.0%
4,291	RJO Holdings Corp. (Acquired 01/13/11, Cost $0) (j)	37,906

	Health Care 0.0%
4,863	Quality Home Brands Holdings, LLC (Acquired 01/26/10, Cost $0) (j)	0

	Home Furnishings 0.0%
27,462	Targus Group International, Inc. (Acquired 12/16/09, Cost $0) (j)	78,816

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Shares	Description	Value

	Leisure Goods/Activities/Movies 0.1%
553,670	MB2, LP. (Canada) (g)(j)	$268,592
121,429	True Temper Sports, Inc. (Acquired 12/17/09, Cost $4,287,500) (j)	941,075

		1,209,667

	Lodging & Casinos 0.2%
134,134	BLB Worldwide Holdings, Inc., Class A (j)	1,464,341
1,250	BLB Worldwide Holdings, Inc., Class B (j)	10,000

		1,474,341

	Oil & Gas 0.1%
40,110	Vitruvian Exploration, LLC (j)	1,313,603

	Publishing 0.2%
46,746	Affiliated Media, Inc. (j)	1,378,996
5,882	Cygnus Business Media, Inc. (g)(i)(j)	0
4,753	Endurance Business Media, Inc. Class A (i)(j)	88,633
15,519	F&W Publications, Inc. (j)	1,940
333,084	MC Communications, LLC (Acquired 07/02/09, Cost $0) (j)	0
2,333	SuperMedia, Inc. (j)	10,125

		1,479,694

	Telecommunications 0.0%
2,543	CTM Media Holdings, Inc. (j)	6,029
7,632	IDT Corp., Class B (j)	225,144

		231,173

	Total Common Stocks 1.8%	16,308,819

	Warrants 0.0%

	Aerospace & Defense 0.0%
39,841	IAP Worldwide Services, Inc., Series A, expiring 06/11/15 (Acquired 06/18/08, Cost $0) (j)	334,664
11,669	IAP Worldwide Services, Inc., Series B, expiring 06/11/15 (Acquired 06/18/08, Cost $0) (j)	28,239
5,907	IAP Worldwide Services, Inc., Series C, expiring 06/11/15 (Acquired 06/18/08, Cost $0) (j)	0

		362,903

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Shares	Description	Value

	Building & Development 0.0%
39	Lake at Las Vegas Joint Venture, LLC, Class C, expiring 7/15/15 (j)	$0
54	Lake at Las Vegas Joint Venture, LLC, Class D, expiring 7/15/15 (j)	0
60	Lake at Las Vegas Joint Venture, LLC, Class E, expiring 7/15/15 (j)	0
67	Lake at Las Vegas Joint Venture, LLC, Class F, expiring 7/15/15 (j)	0
76	Lake at Las Vegas Joint Venture, LLC, Class G, expiring 7/15/15 (j)	0

		0

	Cosmetics/Toiletries 0.0%
247,917	Marietta Holding Corp., expiring 02/20/19 (Acquired 04/22/10, Cost $0) (j)	0

	Publishing 0.0%
2,291	F&W Publications, Inc., expiring 06/09/14 (j)	286

	Radio & Television 0.0%
7,614	Cumulus Media, Inc., expiring 06/29/19 (g)(j)	21,394

	Total Warrants 0.0%	384,583

	Preferred Stock 0.0%
	Ecological Services & Equipment 0.0%
2,136	Environmental Systems Products Holdings, Inc. (Acquired 09/27/07, Cost $239,264) (j)	331,080

	Financial Intermediaries 0.0%
649	RJO Holdings Corp. (Acquired 01/14/11, Cost $0) (j)	48,668

	Total Preferred Stock 0.0%	379,748

Total Long-Term Investments 145.5% (Cost $1,411,643,668)		1,314,973,386

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Description	Value

Time Deposit 1.2%
State Street Bank & Trust Co. ($10,751,064 Principal, 0.01% coupon, dated 05/31/11, to be sold on 06/01/11 at $10,751,067 (Cost $10,751,064)	$10,751,064

Total Investments 146.7% (Cost $1,422,394,732)	1,325,724,450

Borrowings (21.8%)	(197,000,000)

Preferred Shares (22.1%)	(200,000,000)

Liabilities in Excess of Other Assets (2.8%)	(25,233,373)

Net Assets Applicable to Common Shares 100.0%	$903,491,077

Investment Abbreviations:

CDO- Collateralized debt obligation

CLO- Collateralized loan obligation

DIP- Debtor-in-possession

PIK- Payment-in- kind
Notes to Schedule of Investments:

(a)	All or a portion of this security is payment-in-kind.

(b)	This borrower is currently in liquidation.

(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2011 was $20,889,835, which represented 2.31% of the Trust’s net assets applicable to common shares.

(d)	This borrower has filed for protection in federal bankruptcy court.

(e)	The borrower is in the process of restructuring or amending the terms of this loan.

(f)	All or a portion of this security is designated in connection with unfunded loan commitments. See Note 4.

(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2011, was $25,493,020, which represented 2.82% of the Trust’s net assets.

(h)	Interest or dividend rate is determined periodically. Rate shown is the rate in effect at May 31, 2011.

(i)	Affiliated Company.

(j)	Non-income producing security acquired through the restructuring of senior loans.

(k)	Subsequent to May 31, 2011, this borrower has filled for protection in federal bankruptcy court.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

*	Senior Loans in the Trust’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust’s portfolio may be substantially less than the stated maturities shown.

**	Senior Loans in which the Trust invests generally pay interest at rates which are periodically redeterminded by reference to a base the lending rate plus a premium. These base lending rates are generally (1) the lending rate offered by one or more major European banks, such as the London inter-Bank Offered Rate (“LIBOR”), (2) the prime rate offered by one or more major United States banks, or (3) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon rates reflect the weighted average rate of the outstanding contracts for each loan as of May 31, 2011.
Swap agreements outstanding as of May 31, 2011:

			Pay/						Credit
			Receive		Implied	Notional			Rating of
		Buy/Sell	Fixed	Expiration	Credit	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	Spread (a)	(000)	Payments	Value	Entity (b)

Goldman Sachs International	Texas Competitive Electric Holdings Co., LLC	Sell	5.000%	03/20/12	5.20%	$5,000	$112,500	$42,418	B-

(a)	Implied credit spreads represents the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	Credit rating as issued by Standard and Poor’s (Unaudited).
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
     Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Invesco Van Kampen Senior Income Trust

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Trust investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
     Other income is compromised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or a note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on
Invesco Van Kampen Senior Income Trust

securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
     The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
F.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in certain circumstances.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is
Invesco Van Kampen Senior Income Trust

difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

G.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

H.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risk associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

I.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

J.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
     The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
          The following is a summary of the tiered valuation input levels, as of May 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of
Invesco Van Kampen Senior Income Trust

the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
          During the three months ended May 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$1,252,978,152	$1,959,955	$1,254,938,107
Notes	—	41,323,937	1,638,192	42,962,129
Equities	4,433,795	7,959,262	4,680,093	17,073,150
Time Deposits	—	10,751,064	—	10,751,064
Credit Default Swaps	—	42,418	—	42,418

Total Investments in an Asset Position	$4,433,795	$1,313,054,833	$8,278,240	$1,325,766,868

Investments in a Liability Position

Unfunded Commitments	$—	$(2,785,965)	$—	$(2,785,965)

NOTE 3 — Investments in Other Affiliates
The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the three months ended May 31, 2011.

				Change in
				Unrealized			Interest/
	Value	Purchases at	Proceeds from	Appreciation	Realized	Value	Dividend
	02/28/11	Cost	Sales	(Depreciation)	Gain (Loss)	05/31/11	Income

Axia Acquisition Corp. — Second Lien Term Loan A	$932,280	$15,368	$—	$(37,778)	$—	$909,870	$19,699
Axia Acquisition Corp. — Second Lien Term Loan B	1,610,962	—	—	(28,767)	—	1,582,195	16,615
Axia Acquisition Corp. — Common Shares	1,488,675	—	—	—	—	1,488,675	—
Cygnus Business Media, Inc. — Common Shares	—	—	—	—	—	—	—
Cygnus Business Media, Inc. — Term Loan	2,485,658	—	10,096	3,636	150	2,479,348	35,398
Endurance Business Media, Inc. — Common Shares	88,633	—	—	—	—	88,633	—
Endurance Business Media, Inc. — First Lien Term Loan	1,137,171	—	9,502	183,868	(2,979)	1,308,558	39,063

Total	$7,743,379	$15,368	$19,598	$120,959	(2,829)	7,857,279	$110,775

NOTE 4 — Unfunded Loan Commitments
As of May 31, 2011, the Fund had unfunded loan commitments of $2,785,965, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:
Invesco Van Kampen Senior Income Trust

		Unfunded	Unrealized Appreciation/
Description	Type	Commitments	(Depreciation)

Axia Acquisition Corp.	Revolving Credit Agreement	$2,062,007	$(154,649)
Bright Horizons Family Solutions, Inc.	Revolving Credit Agreement	5,800,000	(22,330)
Cannery Casino Resorts, LLC	Revolving Credit Agreement	365,909	(6,658)
Catalent Pharma Solutions	Revolving Credit Agreement	2,500,000	(141,562)
CB Richard Ellis Services, Inc.	Term Loan	5,115,336	(17,264)
CB Richard Ellis Services, Inc.	Term Loan	1,239,862	(3,255)
Delta Air Lines, Inc.	Revolving Credit Agreement	2,500,000	(86,975)
Education Management, LLC	Revolving Credit Agreement	3,000,000	(67,485)
GateHouse Media Operating, Inc.	Revolving Credit Agreement	1,000,000	(150,000)
General Motors Holdings	Revolving Credit Agreement	10,576,720	(852,355)
Graphic Packaging International, Inc.	Revolving Credit Agreement	5,000,000	(100,000)
Hicks Sporting Group, LLC	Term Loan	23,046	0
Hunter Fan Co.	Revolving Credit Agreement	526,042	(52,604)
Kranson Industries, Inc.	Revolving Credit Agreement	2,287,455	(68,624)
Lake at Las Vegas Joint Venture, LLC	Revolving Credit Agreement	86,913	(869)
Pinnacle Foods Holdings Corp.	Revolving Credit Agreement	7,000,000	(490,000)
Sbarro, Inc.	Term Loan	16,346	0
Surgical Care Affiliates, Inc.	Revolving Credit Agreement	3,000,000	(270,000)
USI Holdings Corp.	Revolving Credit Agreement	3,333,333	(300,000)
White Birch Paper Co.	Term Loan	237,462	(1,335)

		$55,670,431	$(2,785,965)

NOTE 5 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the three months ended May 31, 2011 was $446,705,856 and $495,533,658, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$33,396,399
Aggregate unrealized (depreciation) of investment securities	(139,464,893)

Net unrealized appreciation (depreciation) of investment securities	$(106,068,494)

Cost of investments for tax purposes is $1,431,792,944.
Invesco Van Kampen Senior Income Trust

Item 2. Controls and Procedures.
(a)	As of June 10, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 10, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Van Kampen Senior Income Trust
By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 29, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 29, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	July 29, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.